UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  OCTOBER  15, 1998


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      UNITED STATES
      OF AMERICA                  333-03557-03               56-6486468
      ----------                  ------------               ----------
      (STATE OR OTHER             (COMMISSION FILE           (IRS EMPLOYER
      JURISDICTION OF             NUMBER)                    IDENTIFICATION NO.)
      INCORPORATION


                           NATIONSBANK AUTO OWNER TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.         OTHER  EVENTS
                 -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.         FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                 ---------------------------------------------------------
                 EXHIBITS
                 --------

(C)     EXHIBITS

99               MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
                 NATIONSBANK  AUTO  OWNER  TRUST  1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
                                   (REGISTRANT)


DATED:    October  16, 1998        BY:  /s/Suzanne W. Castleberry
          -----------------             -------------------------
                                   NAME:   SUZANNE  W.  CASTLEBERRY
                                   TITLE:  VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
            NATIONSBANK  AUTO  OWNER  TRUST  1996-A